SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

13.     SUBSEQUENT EVENTS

On August 18, 2021, the Group completed an acquisition of 60% equity interest in Anpai (Shanghai) Health Management Consulting Co., Ltd (“Anpai Shanghai”), consisting of an acquisition of 40% equity interest of Anpai Shanghai acquired from Dr. Chris Chang Yu for a consideration of RMB 8.5 million approved by the Board of Directors (the “Board”), and an investment of 20% equity interest in Anpai Shanghai which the Group has already held prior to August 18, 2021. Anpai Shanghai is engaged in providing medical screen and detection service in PRC. Pursuant to the acquisition agreement with Dr. Chris Chang Yu, the consideration of RMB 8.5 million is due in one year.

On July 22, 2021, the Group issued convertible loans with an aggregate principal amount of US $3,014 to Heng Zhang, Jie Wang, Ruwei Wang, Jun Gao, Jiaming Li and Layette Holdings Inc. for discounted price of US $2,740. The convertible loans are originally due in one year and bears interest of 0% per annum if the conversion feature is not triggered. Pursuant to the agreement, the conversion price is lower of (i) US$15 or (ii) the lower of 82% of the closing bidding price or 80% of Volume Weighted Average Price(VWAP) during the ten consecutive trading days immediately preceding conversion, but not lower than US$1.

On July 5, 2021, the Board and the Compensation Committee of the Board approved the Amended and Restated 2019 Share Incentive Plan. The maximum number of Class A Ordinary Shares shall be 1,885,300, including (i) up to 780,000 Class A Ordinary Shares issuable under the Amended and Restated 2019 Share Incentive Plan and (ii) up to 1,105,300 Class A Ordinary Shares issuable upon exercise of outstanding options granted under the Amended and Restated 2019 Share Incentive Plan.

For the period from February 1, 2021 to August 31, 2021, seven (7) employees of the Group provided notices of exercise related to options to purchase an aggregate of 386,467 ADSs (378,967 ADS as of June 30, 2021), prior to receipt of payment. As of June 30, 2021, the total amount due from such employees was US$1,850,159.26 (378,967 ADS issued by June 30, 2021).

On September 22, 2021, Dr. Chris Chang Yu executed an Offset Agreement, pursuant to which the exercise price associated with Dr. Chris Chang Yu’s 250,000 ADSs (US$945,000 or RMB 6,946,417.48) was credited against the purchase price of Anpai Shanghai due to Dr. Chris Chang Yu (RMB 8,500,000) described above, resulting in a net amount due from the Group to Dr. Chris Chang Yu of (RMB 1,553,582.52).

In addition, from September 18, 2021 to September 23, 2021, three (3) employees fully repaid their outstanding exercise price in aggregated of US$279,595.26 associated with their 73,967 ADSs.The remaining holders of 62,500 option (55,000 options exercised by June 30, 2021 and the related exercise price amount is recorded as a reduction of capital as of June 30, 2021) executed a consent letter to cancel the exercise notice and release the ADSs back to the Group on September 16, 2021, where such ADSs had been cancelled on September 29, 2021.